Exhibit 99.1

OptimizeRx Announces Preliminary Fourth Quarter 2021 Financial Results, Introduces New Key Performance Indicators and Provides Initial 2022 Guidance

ROCHESTER, Mich. – February 15, 2022 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of point-of-care technology solutions helping patients start and stay on therapy, today announced preliminary unaudited financial and operational results for the three months ended December 31, 2021 and introduced new key performance indicators (KPIs) and guidance for 2022.

Preliminary Unaudited Financial and Operational Highlights

●	Preliminary revenue for the fourth quarter of 2021 is expected to be approximately $20.3 million representing another record quarter and resulting in the Company’s full year revenue growing 42% year-over-year.

●	Improved gross margins and continued cost management are expected to result in a GAAP net income of $0.6 million for the fourth quarter as well as a record quarterly adjusted EBITDA of $4.0 million.

New Key Performance Indicators

OptimizeRx has developed relevant KPIs that best represent its “land and expand” strategy within key customer accounts and overall scalability of its business model. The KPIs being introduced are representative of the Company’s penetration within the top 20 largest pharmaceutical manufacturers, net revenue retention and revenue per employee.

Ed Stelmakh, CFO and COO at OptimizeRx commented, “We believe these KPIs demonstrate our ability to execute and drive future growth of our business as we continue to gain momentum from our customers’ increasing investments in technology-enabled, digital, patient-centric solutions. Our footprint in the top 20 pharmaceutical manufacturers positions us well to compete and win our share of the largest category of addressable commercial spend and we look forward to communicating our story in a transparent and measurable fashion.”

	Twelve Months Ended December 31
KPIs	2020		2021
Average revenue per top 20 pharmaceutical manufacturer	$1.9	M	$2.5	M
% of top 20 pharmaceutical manufacturers that are customers	85%		95%
% of total revenue attributable to top 20 pharmaceutical manufacturers	76%		77%
Net revenue retention	162%		127%
Revenue per average full-time employee	$614	K	$730	K

Definition of Key Performance Indicators (KPIs)

Top 20 pharmaceutical manufacturers: Top 20 pharmaceutical manufacturers are based on Fierce Pharma’s “The top 20 pharma companies by 2020 revenue.”

Net revenue retention: Net revenue retention is a comparison of revenue generated from all customers in the previous period to total revenue generated from the same customers in the following year (i.e., excludes new customer relationships for the most recent year).

Revenue per average full-time employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM.

2022 Guidance

For the full year 2022, the Company expects net revenues of $80 million to $85 million, representing year-over-year growth of 31% to 39%, respectively.

Gross margins for 2022 are expected to be relatively constant year-over-year and are expected to come in between 57% and 60%.

The Company expects revenue growth will align closely with continued progress on the KPIs introduced above and will be driven by its “land and expand” strategy through obtaining new customers and further penetrating existing customers by increasing the number of solutions each brand leverages, the number of brands supported, and the overall utilization of its platform.

“As a company, we are excited to take this meaningful step in providing guidance. Given our position in the market, the unprecedented shift to digital access among our customers, patients and physicians, and the enhanced team we have built over the last 12 months, we are looking to make our communication with our investors more transparent and understandable,” said Will Febbo, CEO and Director. “Without all these factors coming together, providing guidance at this stage would have been hard to do. We are looking forward to another great year of growth while helping patients start and stay on life saving therapies.”

About OptimizeRx

OptimizeRx is the best-in-class health technology company enabling care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 60% of U.S. healthcare providers and millions of their patients through a technology platform embedded within a proprietary point-of-care network, OptimizeRx helps patients start and stay on their medications.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs, or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans and future performance. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Media Relations Contact

Maira Alejandra, Media Relations Manager

malejandra@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

Definition and Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this press release includes a presentation of non-GAAP adjusted EBITDA which is a non-GAAP financial measure. The Company defines non-GAAP adjusted EBITDA as GAAP net income with an adjustment to add back depreciation, amortization, non-cash lease expense, interest income and other, stock-based compensation, acquisition expenses, income or loss related to the fair value of contingent consideration, and income taxes. The Company’s non-GAAP adjusted EBITDA measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures and trends in the Company’s underlying operating results, The Company does not consider these non-GAAP measures to be substitutes for, or superior to, the information provided by its GAAP financial results. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that excludes non-cash expenses allows for meaningful comparisons between the Company’s core business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s own core business operating results over different periods of time. Management uses these non-GAAP financial measures in making financial, operating, and planning decisions and in evaluating the Company’s performance.

Reconciliation of Non-GAAP Measures
OptimizeRx Corporation

(unaudited)

	Three Months Ended December 31
(in millions)	2020	2021
GAAP net income (loss)	$1.4	$0.6
Income tax	0.0	0.0
Interest income and other	(0.0)	(0.0)
Depreciation and amortization	0.5	0.5
Stock based compensation	0.8	2.9
Adjusted EBITDA	$2.6	$4.0

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